EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	June 30, 2012		March 31, 2012		December 31, 2011
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$23,244	$23,916	$24,810	$25,488	$24,877	$25,587
Obligations of states and political subdivisions:
Tax-exempt	135,736	141,140	128,628	133,337	129,401	132,962
Taxable	19,524	19,924	16,846	17,206	14,004	14,334
Mortgage-backed securities	103,801	108,426	117,251	121,943	116,602	121,769
Collateralized mortgage obligations,
Issued by U.S. Government agencies	162,780	165,923	162,846	165,764	161,818	165,131
Trust preferred securities issued by individual institutions	6,179	6,221	7,783	8,147	7,334	8,146
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	2,516	2,386	4,993	4,638	4,996	4,638
Pooled trust preferred securities - mezzanine tranches	0	1,146	0	782	0	730
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	454,440	469,742	463,817	477,965	459,692	473,957
Marketable equity securities	6,208	8,626	6,151	8,699	5,643	7,728
Total	$460,648	$478,368	$469,968	$486,664	$465,335	$481,685

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Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	Mar. 31,	Dec. 31,	June 30,
	2012	2012	2011	2011
Residential mortgage:
Residential mortgage loans - first liens	$321,163	$326,343	$331,015	$334,300
Residential mortgage loans - junior liens	27,404	27,590	28,851	30,214
Home equity lines of credit	31,858	30,534	30,037	28,544
1-4 Family residential construction	10,699	8,409	9,959	8,574
Total residential mortgage	391,124	392,876	399,862	401,632
Commercial:
Commercial loans secured by real estate	164,771	158,323	156,388	157,282
Commercial and industrial	52,704	54,370	57,191	59,791
Political subdivisions	36,858	36,517	37,620	34,675
Commercial construction and land	26,517	23,577	23,518	24,726
Loans secured by farmland	10,079	10,334	10,949	10,927
Multi-family (5 or more) residential	6,409	6,326	6,583	7,514
Agricultural loans	3,263	2,982	2,987	3,182
Other commercial loans	563	323	552	576
Total commercial	301,164	292,752	295,788	298,673
Consumer	12,146	11,960	12,665	13,631
Total	704,434	697,588	708,315	713,936
Less: allowance for loan losses	(7,657)	(7,370)	(7,705)	(8,269)
Loans, net	$696,777	$690,218	$700,610	$705,667

Loans Held for Sale
(In Thousands)	June 30,	Mar. 31,	Dec. 31,	June 30,
	2012	2012	2011	2011

Residential mortgage loans originated and serviced - outstanding balance	$74,070	$64,569	$57,577	$39,416
Less: outstanding balance of loans sold	(70,880)	(62,346)	(56,638)	(39,249)
Loans held for sale, net	$3,190	$2,223	$939	$167

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	Mar. 31,	June 30,	June 30,
	2012	2012	2012	2011
Balance, beginning of period	$7,370	$7,705	$7,705	$9,107
Charge-offs	(115)	(176)	(291)	(897)
Recoveries	35	23	58	220
Net charge-offs	(80)	(153)	(233)	(677)
Provision (credit) for loan losses	367	(182)	185	(161)
Balance, end of period	$7,657	$7,370	$7,657	$8,269

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	June 30,	Mar. 31,	Dec. 31,	June 30,
	2012	2012	2011	2011
Total loans past due 30-89 days and still accruing	$5,191	$5,827	$7,898	$6,611

Nonperforming assets:
Total loans past due 90 days or more and still accruing	$1,144	$1,252	$1,267	$561
Total nonaccrual loans	7,447	6,961	7,197	7,586
Foreclosed assets held for sale (real estate)	904	977	1,235	1,665
Total nonperforming assets	$9,495	$9,190	$9,699	$9,812

Total nonperforming assets as a % of assets	0.72%	0.70%	0.73%	0.75%

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Table III - Analysis of Average Daily Balances and Rates
(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2012	Return/	3/31/2012	Return/	6/30/2011	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$333,255	3.13%	$331,007	3.32%	$335,289	3.48%
Tax-exempt	130,111	5.94%	127,729	6.03%	128,049	6.02%
Total available-for-sale securities	463,366	3.92%	458,736	4.08%	463,338	4.18%
Interest-bearing due from banks	37,300	0.33%	34,334	0.33%	29,385	0.22%
Loans held for sale	1,865	4.96%	1,057	3.42%	342	7.04%
Loans receivable:
Taxable	666,752	6.18%	665,936	6.26%	681,333	6.39%
Tax-exempt	36,344	6.31%	36,218	6.36%	34,806	6.38%
Total loans receivable	703,096	6.18%	702,154	6.27%	716,481	6.39%
Total Earning Assets	1,205,627	5.13%	1,196,281	5.25%	1,209,204	5.39%
Cash	17,791		16,891		17,631
Unrealized gain/loss on securities	17,545		17,923		5,805
Allowance for loan losses	(7,435)		(7,739)		(8,938)
Bank premises and equipment	18,908		18,898		22,114
Intangible Asset - Core Deposit Intangible	186		204		287
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	47,046		48,282		56,349
Total Assets	$1,311,610		$1,302,682		$1,314,394

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$156,994	0.13%	$161,524	0.13%	$166,795	0.28%
Money market	210,646	0.19%	205,866	0.19%	207,266	0.27%
Savings	107,514	0.10%	104,532	0.10%	95,821	0.20%
Certificates of deposit	199,320	1.55%	191,924	1.73%	205,346	1.96%
Individual Retirement Accounts	144,095	0.91%	146,241	0.96%	156,611	2.46%
Other time deposits	1,314	0.31%	942	0.00%	1,350	0.30%
Total interest-bearing deposits	819,883	0.62%	811,029	0.67%	833,189	1.09%
Borrowed funds:
Short-term	5,650	0.07%	7,422	0.16%	19,407	0.17%
Long-term	113,301	4.01%	115,607	4.00%	135,344	4.01%
Total borrowed funds	118,951	3.82%	123,029	3.77%	154,751	3.53%
Total Interest-bearing Liabilities	938,834	1.03%	934,058	1.08%	987,940	1.47%
Demand deposits	191,349		189,275		169,677
Other liabilities	7,774		9,452		6,998
Total Liabilities	1,137,957		1,132,785		1,164,615
Stockholders' equity, excluding
other comprehensive income/loss	162,721		158,801		146,267
Other comprehensive income/loss	10,932		11,096		3,512
Total Stockholders' Equity	173,653		169,897		149,779
Total Liabilities and Stockholders' Equity	$1,311,610		$1,302,682		$1,314,394
Interest Rate Spread		4.10%		4.17%		3.92%
Net Interest Income/Earning Assets		4.33%		4.41%		4.19%

Total Deposits (Interest-bearing
and Demand)	$1,011,232		$1,000,304		$1,002,866

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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Table III - Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2012	Return/	6/30/2011	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$332,131	3.22%	$331,219	3.45%
Tax-exempt	128,920	5.99%	127,514	6.05%
Total available-for-sale securities	461,051	4.00%	458,733	4.17%
Interest-bearing due from banks	35,817	0.33%	30,561	0.21%
Loans held for sale	1,461	4.40%	1,028	5.30%
Loans receivable:
Taxable	666,344	6.22%	684,277	6.39%
Tax-exempt	36,281	6.34%	34,939	6.41%
Total loans receivable	702,625	6.23%	720,244	6.39%
Total Earning Assets	1,200,954	5.19%	1,209,538	5.39%
Cash	17,341		17,310
Unrealized gain/loss on securities	17,734		2,626
Allowance for loan losses	(7,587)		(9,069)
Bank premises and equipment	18,903		22,293
Intangible Asset - Core Deposit Intangible	195		301
Intangible Asset - Goodwill	11,942		11,942
Other assets	47,664		58,541
Total Assets	$1,307,146		$1,313,482

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$159,259	0.13%	$165,146	0.30%
Money market	208,256	0.19%	205,363	0.29%
Savings	106,023	0.10%	94,232	0.22%
Certificates of deposit	195,622	1.64%	208,721	1.97%
Individual Retirement Accounts	145,168	0.94%	158,880	2.73%
Other time deposits	1,128	0.18%	1,154	0.35%
Total interest-bearing deposits	815,456	0.65%	833,496	1.17%
Borrowed funds:
Short-term	6,536	0.12%	18,143	0.16%
Long-term	114,454	4.00%	140,544	4.01%
Total borrowed funds	120,990	3.79%	158,687	3.57%
Total Interest-bearing Liabilities	936,446	1.05%	992,183	1.55%
Demand deposits	190,312		168,948
Other liabilities	8,613		6,731
Total Liabilities	1,135,371		1,167,862
Stockholders' equity, excluding
other comprehensive income/loss	160,761		144,172
Other comprehensive income/loss	11,014		1,448
Total Stockholders' Equity	171,775		145,620
Total Liabilities and Stockholders' Equity	$1,307,146		$1,313,482
Interest Rate Spread		4.14%		3.84%
Net Interest Income/Earning Assets		4.37%		4.12%

Total Deposits (Interest-bearing
and Demand)	$1,005,768		$1,002,444

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2012	2012	2011	2012	2011
Service charges on deposit accounts	$1,256	$1,161	$1,225	$2,417	$2,356
Service charges and fees	235	220	207	455	425
Trust and financial management revenue	960	929	946	1,889	1,823
Brokerage revenue	288	168	229	456	352
Insurance commissions, fees and premiums	73	34	58	107	126
Interchange revenue from debit card transactions	488	495	485	983	937
Net gains from sales of loans	373	265	155	638	414
Increase in cash surrender value of life insurance	117	119	132	236	254
Net (loss) gain from other real estate	(184)	104	(24)	(80)	(43)
Net gain from premises and equipment	270	0	0	270	0
Impairment loss on limited partnership investment	0	0	0	0	(948)
Other operating income	219	264	260	483	532
Total other operating income, before realized
gains on available-for-sale securities, net	$4,095	$3,759	$3,673	$7,854	$6,228

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2012	2012	2011	2012	2011
Salaries and wages	$3,586	$3,575	$3,469	$7,161	$6,870
Pensions and other employee benefits	1,090	1,366	1,018	2,456	2,324
Occupancy expense, net	628	636	665	1,264	1,397
Furniture and equipment expense	461	482	453	943	937
FDIC Assessments	157	146	189	303	514
Pennsylvania shares tax	340	332	320	672	639
Other operating expense	2,018	1,980	1,680	3,998	3,376
Total Noninterest Expense	$8,280	$8,517	$7,794	$16,797	$16,057

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